    As filed with the Securities and Exchange Commission on August 14, 2001

                                          Registration Statement No.  333-55360
                                                                     -----------

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                NBT BANCORP INC.
             (Exact Name of Registrant as specified in its Charter)

           Delaware                           6021                    16-1268674
---------------------------------             ----                    ----------
(State or other jurisdiction of      (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)        Classification Code Number)   Identification No.)

                             52 South Broad Street
                            Norwich, New York  13815
                                 (607) 337-2265
         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

                               DARYL R. FORSYTHE
                     President and Chief Executive Officer
                                NBT Bancorp Inc.
                             52 South Broad Street
                            Norwich, New York  13815
                                 (607) 337-2265
               (Name, Address, Including Zip Code, and Telephone
               Number, Including Area Code, of Agent for Service)

                                   Copies to:
    Charles J. Ferry, Esquire              Thomas E. Willett, Esquire
      Rhoads & Sinon LLP                         Harris Beach LLP
One South Market Square, 12th Floor            130 East Main Street
Harrisburg, Pennsylvania  17108-1146         Rochester, New York  14604
        (717) 233-5731                            (716) 955-4074

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                             EXPLANATORY STATEMENT

     Pursuant to Registration Statement No. 333-55360 on Form S-4, NBT Bancorp Inc., a Delaware corporation (the "Registrant"), registered up to 1,089,790 shares of its common stock, without par value, issuable pursuant to an Agreement and Plan of Merger dated January 2, 2001 between the Registrant and First National Bancorp, Inc. ("FNB"), which Agreement provided for the merger (the "Merger") of FNB with and into the Registrant. The Registrant hereby removes from registration 14,425 shares of the Registrant's common stock that remain unissued after completion of the Merger.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Norwich, New York, on this 6th day of August, 2001.


                                        NBT Bancorp Inc.



                                        By:   /s/ Michael J. Chewens
                                              ----------------------
                                                Michael J. Chewens
                                                Executive Vice President, Chief
                                                Financial Officer and Treasurer

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Capacity                                   Date
---------                    --------                                   ----

 /s/  Daryl R. Forsythe *    President, Chief Executive Officer         August 6, 2001
-------------------------    and Director (Principal Executive
Daryl R. Forsythe            Officer



 /s/  Michael J. Chewens     Executive Vice President and               August 6, 2001
------------------------     Chief Financial Officer
Michael J. Chewens           (Principal Financial and
                             Accounting Officer)



 /s/  Everett A. Gilmour *   Chairman of the Board of                   August 6, 2001
--------------------------   Directors
Everett A. Gilmour


 /s/  J. Peter Chaplin *     Director                                   August 6, 2001
------------------------
J. Peter Chaplin



/s/  Richard Chojnowski *    Director                                   August 6, 2001
-------------------------
Richard Chojnowski


 /s/  Gene E. Goldenziel *   Director                                   August 6, 2001
--------------------------
Gene E. Goldenziel


 /s/  Peter B. Gregory *     Director                                   August 6, 2001
------------------------
Peter B. Gregory


 /s/  William C. Gumble *    Director                                   August 6, 2001
-------------------------
William C. Gumble


 /s/  Bruce D. Howe *        Director                                   August 6, 2001
---------------------
Bruce D. Howe


 /s/  Andrew S. Kowalczyk, Jr. *  Director                              August 6, 2001
--------------------------------
Andrew S. Kowalczyk, Jr.


 /s/  John G. Martines *     Director                                   August 6, 2001
------------------------
John G. Martines


                             Director
------------------------
John C. Mitchell


 /s/  Joseph G. Nasser *     Director                                   August 6, 2001
------------------------
Joseph G. Nasser


 /s/  William L. Owens *     Director                                   August 6, 2001
------------------------
William L. Owens


                             Director
------------------------
Paul O. Stillman



* By:     /s/ Michael J. Chewens
          -------------------------------------
           Michael J. Chewens, Attorney-in-Fact
           Pursuant to Power of Attorney

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